UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2026

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	VELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 20, 2026, the board of directors (the “Board”) of Velo3D, Inc. (the “Company”) appointed James Suva as Chief Financial Officer and principal financial and accounting officer of the Company, effective April 6, 2026. In connection with his appointment as Chief Financial Officer, Mr. Suva entered into an offer letter on April 6, 2026 (the “Offer Letter”) with the Company, effective March 5, 2026. Pursuant to the terms of the Offer Letter, Mr. Suva will receive an annual base salary of $380,000 and his target bonus for fiscal 2026 will be 70% of his base salary.

The Compensation Committee of the Board approved a grant to Mr. Suva of 135,000 restricted stock units (“RSUs”) pursuant to the Company’s 2021 Equity Incentive Plan, with a grant date of April 6, 2026. The RSUs will vest in accordance with the following schedule: 25% of the RSUs will vest on May 15, 2027, and 1/16th of the RSUs will vest on each Quarterly Vest Date (as defined below) thereafter, subject to the terms of the applicable RSU agreement, including, without limitation, Mr. Suva’s continued service to the Company and/or any of its subsidiaries. “Quarterly Vest Date” means each of February 15, May 15, August 15 and November 15.

The Offer Letter provides for a term that is at-will, with termination at the election of either party. The Offer Letter also contains customary restrictive covenants in favor of the Company relating to confidentiality.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1†	Offer Letter, entered into on April 6, 2026, by and between Velo3D, Inc. and James Suva, effective March 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Portions of this exhibit (indicated with markouts) have been redacted in accordance with Item 601(a)(6) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date: April 6, 2026	By:	/s/ James Suva
James Suva
Chief Financial Officer